EXHIBIT 10.19

____________, 200_

US $___________

INTELLIGENT LIVING CORP.

6% SUBORDINATED CONVERTIBLE DEBENTURE

SCD-______

Intelligent Living Corp., a Nevada corporation (the "Company"), for value received, promises to pay to____________________ (the "Purchaser"), or registered assigns, the principal sum of

______________________Thousand Dollars ($_____________), on _____________, 20__, and to accrue simple interest monthly on the principal sum hereof, subject to the provisions of Section 6 hereof, at the rate of six percent (6%) per annum. The principal hereof, and the accrued interest hereon, shall be payable by mail to the registered address of the owner hereof.

The following is a statement of the rights of the holder of this Debenture and the terms and conditions to which this Debenture is subject, to which the holder hereof, by the acceptance of this Debenture, assents:

1.

Definitions.  As used in this Debenture, the following terms, unless the context otherwise requires, have the following meanings:

1.1

"Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Debenture.

1.2

"Common Stock" when used with reference to shares of the Company means all shares, now or hereafter authorized, of the class of the Common Stock of the Company presently authorized and shares of any other class into which those shares may hereafter be changed.

1.3

"Debentureholder", "holder of this Debenture", "holder", or similar terms, when the context refers to a holder of this Debenture, shall mean any person who shall at the time be the registered holder of this Debenture.

1.4

"Subsidiary" shall mean a corporation of which at least 50% of the voting securities having ordinary voting power to elect a majority of the directors not dependent upon a default is owned directly or indirectly by the Company or by one or more of its other subsidiaries or by the Company in conjunction with one or more of its other subsidiaries.

2.

Transferability Restrictions.  This Debenture and each certificate representing the Common Stock issued on the conversion of this Debenture are subject to the following restrictions.  The holder of this Debenture may transfer this Debenture and any shares of Common Stock issued upon the conversion hereof to any person or entity provided such transfer will not violate the Securities Act of 1933, as amended (the "Act"), and such transfer is permissible under the terms of this Agreement.  Any transfer permitted by the preceding sentence shall not be effected until the transferor has first given written notice to the Company describing briefly the manner of any such proposed transfer and until: (a) the Company has received from the transferor's counsel an opinion, satisfactory to counsel for the Company, that such transfer can be made without compliance with the registration provisions of the Act or applicable state securities laws; or (b) the Company and the transferor shall have complied with Rule 144 promulgated under the Act; or (c) a registration statement with respect to the securities being transferred is filed by the Company and declared effective by the Securities and Exchange Commission or steps necessary to perfect an exemption from registration are completed.

3.

Conversion.  Subject to the requirement that no conversion hereof may be made if it would result in the violation of any applicable law or the Company being in violation of any applicable law:

(a)  The Holder of this Debenture is entitled, at its option, at any time immediately following execution of this Agreement and delivery of the Debenture hereof, to convert all or any amount over $1,000 of the principal face amount of this Debenture then outstanding into  shares of common stock of the Company ("Common Stock"), at a conversion price ("Conversion Price") for each share of Common Stock equal to the lowest closing price of the Common Stock as reported on the NASD Over the Counter Bulletin Board or any other recognized exchange on which the Company’s shares are traded ("Exchange") for any trading day on which a Notice of Conversion is received by the Company, provided such Notice of Conversion is delivered by fax to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 7 P.M. Eastern Standard or Daylight Savings Time, or for any of the 20 consecutive trading days immediately preceding the date of receipt by the Company of each Notice of Conversion ("Conversion Shares").  If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval.  Such conversion shall be effectuated, by the Company delivering the Conversion Shares to the Holder within 5 business days of receipt by the Company of the Notice of Conversion.  Once the Holder has received such Conversion Shares, the Holder shall surrender the Debentures to be converted to the Company, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied by proper assignment hereof in blank.  Accrued but unpaid interest shall be subject to conversion.  No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share.

(b)

Interest at the rate of 6% per annum shall be paid by issuing Common Stock of the Company. The Company shall issue to the Holder shares of Common Stock in an amount equal to the total monthly interest accrued and due divided by the Market Price ("Interest Shares").  Market Price shall mean the per share price of Common Stock based on the lowest closing price of the Common Stock as reported on the Exchange on the date calculations are made for Interest Shares or for any of the 20 consecutive trading days immediately preceding this date.

4.

Issuance of Shares of Common Stock on Conversion.  As soon as practicable after full or partial conversion of this Debenture, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Debenture (a) a certificate or certificates for the number of shares of Common Stock to which that holder shall be entitled on such conversion, together with any other securities and property to which the holder is entitled on such conversion under the terms of this Debenture, and (b) if any principal amount of this Debenture remains unpaid after such conversion, a new Debenture, substantially in the form of this Debenture, dated the date to which interest has been paid on the Debenture surrendered for conversion, in an aggregate principal amount equal to such unpaid principal amount, and specifying the portion of such unpaid principal amount, if any, which may be converted into shares of Common Stock.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Debenture shall have been surrendered for conversion, accompanied by written notice of conversion, so that the rights of the holder of this Debenture as a Debentureholder with respect to the principal amount of the Debenture so converted shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon conversion of this Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open and such conversion shall be at the Conversion Price in effect on the date that this Debenture shall have been surrendered for conversion.  If the last day for the exercise of the conversion rights shall be a Sunday or shall be in Vancouver, British Columbia, a legal holiday or a day on which banking institutions are authorized by law to close, then such conversion right may be exercised on the next succeeding day not in Vancouver, British Columbia, a legal holiday or a day on which banking institutions are authorized by law to close.  The Company shall pay all interest on this Debenture or portion thereof surrendered for conversion accrued to the date of surrender and any and all taxes in respect of the certificates for the shares of Common Stock issued upon any conversion of this Debenture.  No fractional shares will be issued on conversion of this Debenture.  If on any conversion of this Debenture a fraction of a share of Common Stock results, the Company will pay the cash value of that fractional share of Common Stock, calculated on the basis of the market price of the Common Stock (or book value, if the Common Stock is not publicly traded) as of the close of business on the date that this Debenture shall have been surrendered for conversion.

5.

Adjustments to Conversion Price.

5.1

Stock Dividends, Subdivisions and Distributions.

If at any time prior to the maturity, or earlier prepayment or conversion, hereof the Company shall declare any dividend, or make any other distribution, on or in respect of any stock of the Company of any class, which dividend is payable or paid in Common Stock or other securities of the Company, or if the Company shall at any time prior to the maturity, or earlier prepayment or conversion, hereof subdivide its outstanding shares of Common Stock, the Conversion Price shall, concurrently with the effectiveness of such declaration, distribution or subdivision, be proportionately decreased.

5.2

Adjustments for Combinations or Consolidation of Common Stock.  In the event that prior to the maturity, or prepayment or conversion, hereof the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the applicable Conversion Price in Section 3 shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

5.3

No Impairment.  The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect against dilution or impairment of the rights set forth in Section 5 of the holder of this Debenture.

5.4

Certificate as to Adjustments.  Upon the occurrence of each adjustment of the Conversion Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to the holder of this Debenture a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.  The Company shall, upon the written request at any time of the holder of this Debenture, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and (ii) the Conversion Price formula at the time in effect.

5.5

Common Stock Reserved.  The Company shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of this Debenture.

5.6

Reclassification, Exchange and Substitution.  In case of any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Debenture (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall execute with the holder of this Debenture a supplemental agreement providing that the holder hereof shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, sale or conveyance by a holder of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such reclassification, change, sale or conveyance.  Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.

5.7

No Change Necessary.  The form of this Debenture need not be changed because of any adjustment in the Conversion Price formula in Section 3.  A Debenture issued after any adjustment on any partial conversion or upon replacement may continue to express the same Conversion Price as is stated in this Debenture as initially issued, and the Conversion Price formula shall be considered to have been so changed as of the close of business on the date or dates of adjustment.

6.

Subordination.  The indebtedness evidenced by this Debenture is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness (as defined in paragraph 6.3).

6.1

Rights of Debenture Holders.  Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, sale of all or substantially all of the assets dissolution, liquidation, or any other marshalling of the assets and liabilities of the Company or in the event this Debenture shall be declared due and payable upon the occurrence of any event of default (as specified in Section 9), (i) no amount shall be paid by the Company in respect of the principal of or interest on this Debenture at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, except for any securities or other property receivable by the holder of this Debenture pursuant to any decree, order or judgment in any such proceeding, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the holder of this Debenture which shall assert any right to receive any payment in respect of the principal of and interest on this Debenture except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

6.2

Default in Senior Indebtedness.  In the event of an event of default in the payment of any principal, premium, sinking fund or interest with respect to any Senior Indebtedness, as defined herein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or that Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Debenture, although interest otherwise payable shall continue to accrue hereon.

6.3

"Senior Indebtedness" shall mean the principal of (and premium, if any) and unpaid interest on, (i) indebtedness of the Company, or with respect to which the Company is a guarantor, whether outstanding on the date hereof or hereafter created, to banks or other domestic or international lending institutions or investors, which is for money borrowed by the Company or a subsidiary of the Company, whether or not secured, and which is not subordinated to other debt of the Company, and (ii) any deferrals, renewals or extensions of any such indebtedness or any debentures, notes or other evidences of indebtedness issued in exchange for such Senior Indebtedness.

6.4

Subrogation.  Subject to the payment in full of all Senior Indebtedness at the time outstanding, the holder of this Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on this Debenture shall be paid in full.  No such payments or distributions applicable to Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Debenture be deemed a payment by the Company to or on account of this Debenture.

6.5

Obligations of the Company.  The provisions of this Section 6 are for the purpose of defining the rights of the holder of this Debenture on the one hand and the holders of Senior Indebtedness, on the other hand, and nothing contained in this Section 6, or elsewhere in this Debenture, is intended to or shall (a) impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Debenture, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Debenture the principal of, premium, if any, and interest on this Debenture, as and when the same shall become due and payable in accordance with the terms of this Debenture or (b) affect the rights of the holders of this Debenture relative to creditors of the Company other than the holders of Senior Indebtedness.

7.

Prepayment.  The Company may, at its own option, prepay this Debenture in whole, or in part, without premium, at any time, by payment to the holder of this Debenture of an amount equal to the principal amount of this Debenture, or portion thereof to be prepaid, plus accrued interest on the outstanding principal amount to be prepaid to the date of payment.

7.1

Notice.  Notice of prepayment shall be given by mail not less than 15 days prior to the date fixed for the redemption to the registered holder of this Debenture at the address appearing on the registry books of the Company.

7.2

Partial Prepayment.  In case of the prepayment of only part of this Debenture, the notice shall specify the portion of the face amount being prepaid.  Upon payment of the portion prepaid, this Debenture shall be cancelled and a new Debenture issued for the unpaid balance.

7.3

Interest.  If this Debenture or part thereof shall be called for prepayment and notice of prepayment shall be given as aforesaid, interest shall cease to accrue from and after the prepayment date on this Debenture or the part thereof so called for prepayment (unless default shall be made in the payment of the prepayment price) .

8.

Exchange and Transfer.  On surrender of this Debenture for exchange, properly endorsed on a form of assignment which will be provided by the Company, and subject to the provisions of this Debenture regarding compliance with the Act, the Company at its expense will issue to or on the order of the holder of this Debenture a new Debenture or Debentures of like tenor, in the name of that holder or as that holder (on payment by that holder of any applicable transfer taxes) may direct.

9.

Events of Default.  If any of the following events shall occur herein (individually referred to as an "Event of Default"), the holder of this Debenture may declare the entire unpaid principal and accrued interest on the Debenture immediately due and payable, by a notice in writing to the Company:

9.1

Default in the payment of any installment of interest on this Debenture when it becomes payable and continuation of such default for a period of 10 days; or

9.2

Default in the payment of the principal of the Debenture when the same shall have become due and payable, whether at maturity or at a date fixed for prepayment by declaration or otherwise; or

9.3

If the Company shall default in the performance of or compliance with any material non-monetary term contained herein and, following such written notice by the holder of this Debenture, the Company shall have not commenced and continued to take reasonable curative action to remedy such default; or

9.4

If any representation or warranty made in writing by or on behalf of the Company herein shall prove to have been false or incorrect in any material respect on the date as of which made; or

9.5

If, within 60 days after the commencement of an action against the Company or any Subsidiary seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceedings shall thereafter be set aside, or if, within 60 days after the appointment without the consent or acquiescence of the Company or such Subsidiary of any trustee, receiver or liquidator of the Company or any Subsidiary or of all or any substantial part of the properties of the Company or any Subsidiary, such appointment shall not have been vacated; or

9.6

The entry of an order, judgment or decree by a court of competent jurisdiction, without the consent of the Company, adjudging the Company a bankrupt or insolvent, or appointing a receiver of the Company or of the whole or any substantial part of its properties, or approving a petition filed against the Company seeking reorganization, arrangement or winding-up of the Company under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof or any other country or jurisdiction; or

9.7

The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or similar law of any other country, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property or the properties of its Subsidiaries, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company in furtherance of any such action.

10.

Registration. The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture and of Debentures issued in exchange herefor and upon the transfer hereof.  Upon compliance with all provisions of this Debenture, the holder of this Debenture may, at its option and either in person or by duly authorized attorney, surrender the same for registration of transfer at the office of the Company and, without expense to the holder (other than transfer taxes, if any), receive in exchange therefore a printed Debenture or Debentures, each in the principal amount of $10,000 or any integral multiple thereof, for the same aggregate unpaid principal amount as the Debenture or Debentures so surrendered for transfer or exchange and each payable to such person or persons as may be designated by such holder.  Every Debenture presented or surrendered for registration of transfer shall be duly endorsed, or shall be accompanied by a written instrument of transfer duly executed by the holder of such Debenture or his attorney duly authorized in writing.  Every Debenture so made and delivered in exchange for this Debenture shall in all other respects be in the same form and have the same terms as this Debenture.  No transfer or exchange of any Debenture shall be valid unless made in such manner at such office.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid principal amount and dated as of the date from which unpaid interest has then accrued on the Debenture so lost, stolen, destroyed or mutilated.  The Company may deem and treat the person in whose name this Debenture shall be registered as the absolute owner of such Debenture for the purpose of receiving payment of principal and interest and for all other purposes and the Company shall not be affected by any notice to the contrary.

11.

Negotiability.  Subject to the provisions of this Debenture with respect to restrictions on transferability, title to this Debenture may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

12.

Modification.  This Debenture and any of its terms may be changed, waived, or terminated only by a written instrument signed by the party against which enforcement of that change, waiver, or termination is sought.

13.

Governing Law.  This Debenture shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by its duly authorized officer under its corporate seal, attested by its duly authorized officer, as of the date first written above.

INTELLIGENT LIVING CORP.

By:

_____________________

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of Debenture SCD_____ dated ____________, 20__ into Shares of Class A Common Stock of Intelligent Living Corp.  (the "Company") according to the conditions hereof, as of the date written below.  After giving effect to the conversion requested hereby, the outstanding principal amount of such debenture is
$____________________ subject to confirmation by the Company endorsed below.

Conversion Date*

Applicable Conversion Price

Signature

[Name]

Address:

  ___________________________________________________________________________

* This original Debenture must be received by the Company or its Transfer Agent by the fifth business date following the Conversion Date.

The Company hereby confirms that $ ___________ in principal amount is outstanding under the above Debenture after giving effect to the conversion requested hereby.

INTELLIGENT LIVING CORP.

By:_______________________________________

__________________________________________

(Print Name)

__________________________________________

(Title)